SUPPLEMENT DATED APRIL 10, 2014
to

PROSPECTUSES DATED DECEMBER 31, 2002
FOR NEW YORK KEYPORT ADVISOR CHARTER AND
NEW YORK KEYPORT ADVISOR OPTIMA

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
KBL VARIABLE ACCOUNT A

This supplement contains information regarding a change to an investment option that is available under your Contract.

Effective after the close of business on April 30, 2014, the name of the following investment option will change:

Old Name	New Name

Templeton Developing Markets Securities Fund	Templeton Developing Markets VIP Fund

Please retain this supplement with your prospectus for future reference.

Keyport NY 4/2014